EXHIBIT 10.45

                              CONSULTING AGREEMENT

This Consulting Agreement (the "Agreement") is made and entered into to be effective as of January 04 , 2005 (the "Effective Date") by and between Peak Entertainment, a UK based company (the "Company") and Salvani Investments, a Florida corporation (the "the Consultant").

WHEREAS:

      A. The Consultant has the business and financial expertise and experience to assist the Company, and

      B. The Consultant is offering its services as a consultant to the Company; and

      C. The Company desires to retain the Consultant as an independent consultant and to memorialize the Consultant's work for the Company by entering into this written Agreement.

      D. The parties agree that this Agreement reflects the entire understanding and agreements between the parties hereto.

NOW, THEREFORE, in consideration of the premises and promises, warranties and representations herein contained, it is agreed as follows:


      1. DUTIES. The Company hereby engages the Consultant and the Consultant hereby accepts engagement as a consultant. It is understood and agreed, and it is the express intention of the parties to this Agreement, that the Consultant is an independent contractor, and not an employee or agent of the Company for any purpose whatsoever. It is understood, however, that the Consultant will maintain Consultant's own business in addition to providing services to the Company. The Consultant agrees to promptly perform all services required of the Consultant hereunder in an efficient, professional, trustworthy and businesslike manner. In such capacity, Consultant will utilize only materials, reports, financial information or other documentation that is approved in writing in advance by the Company.

      2. CONSULTING SERVICES. For a period of one (1) year commencing on the Effective Date hereof (the "Consulting Period)" and subject to prior termination has hereinafter provided in paragraph 6, the Consultant will be retained as a consultant and independent contractor for the Company. This Consulting Agreement may be terminated as described in Section 6 below.

      3. CONFIDENTIALITY. All knowledge and information of a proprietary and confidential nature relating to the Company which the Consultant obtains during the Consulting Period, from the Company or the Company's employees, agents or consultants shall be for all purposes regarded and treated as strictly confidential for so long as such information remains proprietary and confidential and shall be held in trust by the Consultant solely for the Company's benefit and use and shall not be directly or indirectly disclosed by the Consultant to any person without the prior written consent of the Company, which consent may be withhold by the Company in its sole discretion.

      4. INDEPENDENT CONTRACTOR STATUS. Consultant understands that since the Consultant is not an employee of the Company, the Company will not withhold income taxes or pay any employee taxes on its behalf, nor will it receive any fringe benefits. The Consultant shall not have any authority to assume or create any obligations, express or implied, on behalf of the Company and shall have no authority to represent the Company as agent, employee or in any other capacity than as herein provided.

      The Consultant does hereby indemnify and hold harmless the Company from and against any and all claims, liabilities, demands, losses or expenses incurred by the Company if the Consultant fails to pay any applicable income and/or employment taxes (including interest or penalties of whatever nature), in any amount, relating to the Consultant's rendering of consulting services to the Company, including any attorney's fees or costs to the prevailing party to enforce this indemnity.

      The Consultant shall be responsible for obtaining workers' compensation insurance coverage and agrees to indemnify, defend and hold the Company harmless of an from any and all claims arising out of any injury, disability or death of the Consultant.

      5. Fee. Vested upon signing, one million warrants, exercise price $.50. The warrants are cashless exercise, have a term of five years and have piggyback registration rights. The warrants will also have anti-dilution rights. This contract is based upon nine months.

      6. TERMINATION. Either party may terminate this Agreement at anytime with or without cause by giving thirty (30) days written notice to the other party. Should the Consultant default in the performance of this Agreement or materially breach any of its provisions, the Company may, in its sole discretion, terminate this Agreement immediately upon written notice to the Consultant. Termination of this Agreement also terminates the remaining vesting of the Warrant and the Warrant shall be exercisable only to the extent described in Exhibit B Section 3 thereof.

      7. NO THIRD PARTY RIGHTS. The parties warrant and represent that they are authorized to enter into this Agreement and that no third parties, other than the parties hereto, have any interest in any of the services or the Warrant Contemplated hereby.

      8. ABSENCE OF WARRANTIES AND REPRESENTATIONS. Each party hereto acknowledges that they have signed this Agreement without having relied upon or being induced by any agreement, warranty or representation of fact or opinion of any person not expressly set forth herein or in the Disclosure Materials. All representations and warranties of either party contained herein shall survive its signing and delivery. 9. NEW YORK LAW This Agreement shall be governed by and construed in accordance with the law of the State of New York.

      10. ATTORNEY'S FEES. In the event of any controversy, claim or dispute between the parties hereto, arising out of or in any manner relating to this Agreement, including an attempt to rescind or set aside, the prevailing party in any action brought to settle such controversy, claim or dispute shall be entitled to recover reasonable attorney's fees and costs.

      11. ARBITRATION. Any controversy between the parties regarding the construction or application of this Agreement, any claim arising out of this Agreement or its breach, shall be submitted to arbitration in New York, New York before one arbitrator in accordance with the Commercial Arbitration Rules of the American Arbitration Association, upon the written request of one party after service of that request on the other party. The cost of arbitration shall be borne by the losing party. The arbitrator is also authorized to award attorney's fees to the prevailing party.

      12. VALIDITY. If any paragraph, sentence, term or provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of any other paragraph, sentence, term and provision hereof. To the extent required, any paragraph, sentence, term or provision of this Agreement may be modified by the parties hereto by written amendment to preserve its validity.

      13. NON-DISCLOSURE OF TERMS. Except as to the Securities and Exchange Commission, Internal Revenue Service, Florida and New York State Franchise Tax Board and other taxing authorities or applicable government agencies, the terms of this Agreement shall be kept confidential, and no party, representative, attorney or family member shall reveal its contents to any third party except as required by law or as necessary to comply with law.

      14. ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties and cannot be altered or amended except by an amendment duly executed by all parties hereto. This Agreement shall be binding upon and inure to the benefit of the successors, assigns and personal representatives of the parties.

IN WITNESS WHEREOF, the parties hereto have executed this Consulting Agreement effective as of the date first written above.

Peak Entertainment

By: /s/ Wilf Shorrocks               By: Salvani Invesments
Wilf Shorrocks                       Joseph Salvani /s/ Joseph Salvani
C.E.O.                                              ----------------------------
                                     Printed Name: Joseph Salvani
                                                    ----------------------------
                                     Title: CEO___________________________

                                     Address: 35 Crest Loop
                                               Staten Island, NY 10312
                                     Phone:    718-966-4832
                                     FAX:      718-966-8352

                                    EXHIBIT A

                       DESCRIPTION OF CONSULTING SERVICES

The Consultant agrees, to the extent reasonably required in the conduct of its business with the Company, to place at the disposal of the Company its judgment and experience and to provide business development services to the Company including, but not limited to, the following:

      (i)   review the Company's financial requirements;

      (ii) analyze and assess alternatives for the Company's financial requirements;

      (iii) provide introductions to professional analysts and money managers;

      (iv) assist the Company in financing arrangements to be determined and governed by separate and distinct financing agreements;

      (v) provide analysis of the Company's industry and competitors in the form of general industry reports provided directly to Company;

      (vi) assist the Company in developing corporate partnering relationships; and,

      (vii) assist the Company in becoming initially listed on the American Stock Exchange, LLC.

                                    EXHIBIT B

                                 FORM OF WARRANT

 THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT
     BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. EXCEPT AS OTHERWISE SET FORTH HEREIN, OR IN THE SECURITIES PURCHASE AGREEMENT, NEITHER
     THIS WARRANT NOR ANY OF SUCH SHARES MAY BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE
   REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER SAID ACT OR, AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE, CUSTOMARY FOR OPINIONS OF COUNSEL IN
  COMPARABLE TRANSACTIONS, THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR
                UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

   Right to Purchase Up to 1,000,000 Shares of Common Stock at $.50 per Share

                        Peak Entertainment Holdings, Inc.

                             STOCK PURCHASE WARRANT

Warrant No.  010405.1

      THIS CERTIFIES THAT, for value received, SALVANI INVESTMENTS (the "Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time after the vesting date of January 4, 2005 (the "Initial Exercise Date") and on or prior to the close of business on January 4, 2010 (the "Termination Date"), but not thereafter, to subscribe for and purchase from Peak Entertainment Holdings, Inc., a Nevada corporation (the "Company"), up to 1,000,000 fully paid and nonassessable shares of the Company's Common Stock (the "Common Stock"), at the exercise price of $.50 per share (the "Exercise Price"). The Exercise Price and the number of shares for which this Warrant is exercisable shall be subject to adjustment as provided herein. The Holder shall be entitled to piggyback registration rights on the Company's registration statement filings with the S.E.C. for the Common Stock underlying these warrants.

      1. Title to Warrant. Prior to the Termination Date and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto, properly endorsed.

      2. Authorization of Shares. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

      3. Exercise of Warrant. Except as provided in Sections 4 and 5 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date, and before the close of business on the Termination Date by the surrender of this Warrant and the Notice of Exercise Form annexed hereto, duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank, the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Certificates for shares purchased hereunder shall be delivered to the Holder hereof within three (3) Trading Days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date this Warrant has been exercised by payment to, and receipt thereof by, the Company of the Exercise Price and all taxes required to be paid by Holder, if any, pursuant to Section 5 herein prior to the issuance of such shares. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new warrant shall in all other respects be identical with this Warrant. The warrants may also be exercisable by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where: (A) = the average of the high and low trading prices per share of Common Stock on the three trading days preceding the date of such election on the principal trading market, in terms of volume; (B) = the Exercise Price of the Warrants; and (X) = the number of shares issuable upon exercise of the warrants in accordance with the terms of this warrant.

      4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the Exercise Price.

      5. Limitation on Exercise of Warrant. In no event shall the Holder be permitted to exercise this Warrant for shares of Common Stock in excess of the amount of this Warrant upon the exercise of which, (x) the number of shares of Common Stock beneficially owned by such Holder (other than shares of Common Stock issuable upon exercise of this Warrant) plus (y) the number of shares of Common Stock issuable upon exercise of this Warrant, would be equal to or exceed 4.9% of the number of shares of Common Stock then issued and outstanding, including shares issuable upon exercise of this Warrant held by such Holder after application of this Section 5. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. To the extent that the limitation contained in this Section 5 applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder) and which portion of this Warrant is exercisable shall be in the sole discretion of such Holder, and the submission of a Notice of Exercise shall be deemed to be such Holder's determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. Nothing contained herein shall be deemed to restrict the right of a Holder to exercise this Warrant into shares of Common Stock at such time as such exercise will not violate the provisions of this
Section 5. The provisions of this Section 5 may be waived by the Holder of this Warrant upon not less than 75 days' prior notice to the Company, and the provisions of this Section 5 shall continue to apply until such 75th day (or such later date as may be specified in such notice of waiver). No exercise of this Warrant in violation of this Section 5, but otherwise in accordance with this Warrant, shall affect the status of the Common Stock issued upon such exercise as validly issued, fully-paid and nonassessable.

      6. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder of this Warrant, or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the Holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto, duly executed by the Holder hereof; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

      7. Closing of Books. The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant.

      8. Transfer, Division and Combination.

            (a) Subject to compliance with any applicable securities laws, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new warrant or warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. This Warrant, if properly assigned, may be exercised by a new holder for the purchase of shares of Common Stock without having a new warrant issued.

            (b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section 8(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

            (c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 8.

            (d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

      9. No Rights as Shareholder until Exercise. This Warrant does not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

      10. Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant certificate or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

      11. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

      12. Adjustments of Exercise Price and Number of Warrant Shares.

            (a) Stock Splits, etc. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In the event that the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, (iv) issue any shares of its capital stock in a reclassification of the Common Stock, or (v) otherwise transacts a similar adjustment to its class of Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant and the Exercise Price immediately prior thereto shall be adjusted so that the holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which the holder would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the holder of this Warrant shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

            (b) Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 12. For purposes of this Section 12, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are exercisable into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 12 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

            (c) Adjustment for Spin Off. If, for any reason, prior to the exercise of this Warrant in full, the Company spins off or otherwise divests itself of a part of its business or operations or disposes all or a part of its assets in a transaction (the "Spin Off") in which the Company does not receive compensation for such business, operations or assets, but causes securities of another entity (the "Spin Off Securities") to be issued to security holders of the Company, then

                  (A) the Company shall cause (i) to be reserved Spin Off Securities equal to the number thereof which would have been issued to the Holder had all of the Holder's unexercised Warrants outstanding on the record date (the "Record Date") for determining the amount and number of Spin Off Securities to be issued to security holders of the Company (the "Outstanding Warrants") been exercised as of the close of business on the trading day immediately before the Record Date (the "Reserved Spin Off Shares"), and (ii) to be issued to the Holder on the exercise of all or any of the Outstanding Warrants, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares multiplied by (y) a fraction, of which (I) the numerator is the amount of the Outstanding Warrants then being exercised, and (II) the denominator is the amount of the Outstanding Warrants; and

                  (B) the Exercise Price on the Outstanding Warrants shall be adjusted immediately after consummation of the Spin Off by multiplying the Exercise Price by a fraction (if, but only if, such fraction is less than 1.0), the numerator of which is the average Closing Bid Price of the Common Stock for the five (5) trading days immediately following the fifth trading day after the Record Date, and the denominator of which is the average Closing Bid Price of the Common Stock on the five (5) trading days immediately preceding the Record Date; and such adjusted Exercise Price shall be deemed to be the Exercise Price with respect to the Outstanding Warrants after the Record Date.

      13. Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

      14. Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly send notice to the holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in the absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

      15. Call Provision. Prior to the Termination Date, the Warrant shall be callable, under the circumstances described in this Section, at the discretion of the Company, for $0.10 per warrant (the "Call Fee"). The Company's right to call shall be exercisable commencing upon the day following the tenth consecutive business day during which the Company's common stock has traded at prices of, or in excess of, $1.75 per share, subject to adjustment for stock splits, dividends, subdivisions, reclassification and the like, with weekly volume of such trading being in excess of the total number of shares represented by this Warrant. In the event the Company exercises its right to call the Warrants, the Company shall give the Holder written notice of such decision. In the event that the Holder does not exercise all or any part of the Warrants or that the Company does not receive the Warrant from the Holder within 30 days from the date on the notice to the Holder of the Company's intention to redeem the Warrant, then the Warrant shall be deemed canceled, and the Holder shall not be entitled to further exercise thereof or to the Redemption Fee.

      16. Notice of Corporate Action. If at any time:

            (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

            (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

            (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

  then, in any one or more of such cases, the Company shall give to the Holder
  (i) at least 30 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights
    to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and
     (ii) in the case of any such reorganization, reclassification, merger, consolidation,
  sale, transfer, disposition, dissolution, liquidation or winding up, at least 30 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on
     which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character
          thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of
  which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be
              sufficiently given if addressed to the Holder at the
                     last address of the Holder appearing on
                     the books of the Company and delivered
                        in accordance with Section 18(d).

      17. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the OTCBB or other market upon which the Common Stock may be listed.

      The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (b) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

      18. Miscellaneous.

            (a) Jurisdiction. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of New York without regard to its conflict of law, principles or rules, and be subject to governing law provisions set forth in Section 8 of the Securities Purchase Agreement.

            (b) Restrictions. The holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

            (c) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice the Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company fails to comply with any provision of this Warrant, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

            (d) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder hereof by the Company shall be delivered in accordance with the notice provisions of the Securities Purchase Agreement.

            (e) Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

            (f) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant.

            (g) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of the Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

            (h) Indemnification. The Company agrees to indemnify and hold harmless the Holder from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against the Holder in any manner relating to or arising out of any failure by the Company to perform or observe in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Warrant; provided, however, that the Company will not be liable hereunder to the extent that any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses or disbursements are found in a final non-appealable judgment by a court to have resulted from the holder's negligence, bad faith or willful misconduct in its capacity as a stockholder or warrantholder of the Company.

            (i) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

            (j) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

            (k) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                            [signature page follows]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:  January 4, 2005


                                       Peak Entertainment Holdings, Inc.


                                       By: /s/ Wilf Shorrocks
                                           -------------------------------------
                                           Wilf Shorrocks
                                           President and Chief Executive Officer

                               NOTICE OF EXERCISE

To:      Peak Entertainment Holdings, Inc.


      The undersigned hereby elects to purchase ________ shares of Common Stock (the "Common Stock"), at an exercise price of $.50 per share, of Peak Entertainment Holdings, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, in the amount of $_____________, together with all applicable transfer taxes, if any.

      Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                           -------------------------------
                           (Name)

                           -------------------------------
                           (Address)

                           -------------------------------

Dated:
      ---------------------


                                              ------------------------------
                                              Signature

                                 ASSIGNMENT FORM

(To assign the foregoing warrant, execute this form and supply required information. Do not use this form to exercise the warrant.)


      FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to whose address is .


Dated:
      ---------------------


                           Holder's Signature:  ____________________________

                           Holder's Address:    ____________________________

                                                ____________________________

Signature Guaranteed:  ___________________________________________


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.